UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2017

XOMA CORPORATION

(Exact name of registrant as specified in its charter)

000-14710	Delaware	52-2154066
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 204-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

2010 Long Term Incentive and Stock Award Plan

In February 2017, the Compensation Committee of the Board of Directors (the “Board”) (the “Compensation Committee”) of XOMA Corporation (the “Company”) recommended to the Board, and the Board subsequently adopted, subject to stockholder approval, an amendment to the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan (the “Long Term Incentive Plan”). At the 2017 Annual Meeting of Stockholders of the Company, held on May 18, 2017 (the “Annual Meeting”), the Company’s stockholders voted on and approved the amendment to the Long Term Incentive Plan.

The amendment (a) increases the number of shares of Common Stock issuable over the term of the plan by an additional 1,470,502 to 2,579,062 shares in the aggregate; (b) increases the number of shares of common stock issuable under the plan as incentive stock options by an additional 2,004,087 to 2,579,062 shares; (c) increases the per person award limits for purposes of compliance with Section 162(m) to 2,000,000 shares for options and SARs and to 2,000,000 shares for other types of stock awards; and (d) for purposes of Section 162(m) (i) confirms existing performance criteria upon which performance goals may be based with respect to performance awards under the Long Term Incentive Plan, and (ii) confirms existing means of adjustment when calculating the attainment of performance goals for performance awards granted under the Long Term Incentive Plan.

A summary of the Long Term Incentive Plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 5, 2017 (the “Proxy Statement”). The description of the amendment is qualified in its entirety by reference to the text of the Long Term Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

2015 Employee Share Purchase Plan

In February 2017, the Compensation Committee recommended to the Board, and the Board subsequently adopted, subject to stockholder approval, an amendment to the Company’s 2015 Employee Share Purchase Plan (the “2015 ESPP”). At the Annual Meeting, the Company’s stockholders voted on and approved the amendment to the 2015 ESPP.

The amendment (a) increases by 250,000 the shares of Common Stock (from 15,000 shares to a total of 265,000 shares) available for issuance under the 2015 ESPP; and (b) increases the maximum number of shares of Common Stock an employee may purchase in any offering period to 2,500.

A summary of the 2015 ESPP is set forth in the Company’s Proxy Statement. The description of the amendment is qualified in its entirety by reference to the text of the 2015 ESPP, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, the Company held its Annual Meeting virtually via live webcast, pursuant to notice duly given. Only stockholders of record as of the close of business on March 23, 2017 were entitled to vote at the Annual Meeting. As of March 23, 2017, the record date for the Annual Meeting, 7,585,629 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 5,262,580 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

(a) Proposal 1. Each of the five (5) nominees for election to the Board of Directors was elected to serve for a one-year term based upon the following votes:

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
James R. Neal	1,923,585	116,056	3,222,939
W. Denman Van Ness	1,926,125	113,516	3,222,939
Joseph M. Limber	1,927,575	112,066	3,222,939
Jack L. Wyszomierski	1,927,970	111,671	3,222,939
Matthew D. Perry	1,928,915	110,726	3,222,939

Effective immediately following the Annual Meeting, the Board of Directors appointed Messrs. Limber (Chairman), Van Ness and Wyszomierski as members of the Audit Committee.

(b) Proposal 2. The amendment to the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan was approved based upon the following votes:

Votes for	1,755,277
Votes against	272,836
Abstentions	11,528
Broker non-votes	3,222,939

(c) Proposal 3. The amendment to the Company’s 2015 Employee Stock Purchase Plan was approved based upon the following votes:

Votes for	1,831,819
Votes against	193,918
Abstentions	13,904
Broker non-votes	3,222,939

(d) Proposal 4. The appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the 2017 fiscal year was ratified based upon the following votes:

Votes for	5,195,292
Votes against	55,745
Abstentions	11,543

(e) Proposal 5. The advisory vote on the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for	1,881,884
Votes against	147,248
Abstentions	10,509
Broker non-votes	3,222,939

(f) Proposal 6. The votes, on a non-binding advisory basis, on the frequency of holding future advisory votes on executive compensation were as follows:

Votes for 1 year	399,842
Votes for 2 years	28,138
Votes for 3 years	1,539,044
Abstentions	72,617
Broker non-votes	3,222,939

Based on the Board’s recommendation in the Proxy Statement, the voting results on this matter and the Board’s consideration of the appropriate voting frequency for the Company at this time, the Board resolved that the Company will hold an advisory vote on the compensation of named executive officers every three years.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Amended and Restated 2010 Long Term Incentive and Stock Award Plan.

10.2	Amended 2015 Employee Share Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION
Date: May 24, 2017
/s/ Thomas Burns
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1+	Amended and Restated 2010 Long Term Incentive and Stock Award Plan.

10.2+	Amended 2015 Employee Share Purchase Plan

+	Filed herewith